Conference Call 888-346-0688 | ID – EastGroup October 26, 2022 11:00 a.m. Eastern Time webcast available at EastGroup.net 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 |

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Outlook for 2022 .................................................................................................... 22 Glossary of REIT Terms ........................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; disruption in supply and delivery chains; construction costs could increase as a result of inflation impacting the costs to develop properties; increase in interest rates and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the significant uncertainty as to the conditions under which current or potential tenants will be able to operate physical locations in the future; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws or REIT or corporate income tax laws, and potential increases in real property tax rates; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates; credit risk in the event of non-performance by the counterparties to our interest rate swaps; the discontinuation of London Interbank Offered Rate; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel; risks related to the failure, inadequacy or interruption of our data security systems and processes; potentially catastrophic events such as acts of war, civil unrest and terrorism; environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2022, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) September 30, 2022 December 31, 2021 ASSETS Real estate properties 4,251,279$ 3,546,711 Development and value-add properties 578,575 504,614 4,829,854 4,051,325 Less accumulated depreciation (1,121,208) (1,035,617) 3,708,646 3,015,708 Real estate assets held for sale - 5,695 Unconsolidated investment 7,666 7,320 Cash 4,848 4,393 Other assets 241,163 182,220 TOTAL ASSETS 3,962,323$ 3,215,336 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs 154,188$ 207,066 Unsecured debt, net of debt issuance costs 1,541,481 1,242,570 Secured debt, net of debt issuance costs 2,059 2,142 Accounts payable and accrued expenses 190,950 109,760 Other liabilities 83,459 82,338 Total Liabilities 1,972,137 1,643,876 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 43,573,951 shares issued and outstanding at September 30, 2022 and 41,268,846 at December 31, 2021 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; zero shares issued - - Additional paid-in capital 2,266,831 1,886,820 Distributions in excess of earnings (319,063) (318,056) Accumulated other comprehensive income 41,128 1,302 Total Stockholders' Equity 1,988,900 1,570,070 Noncontrolling interest in joint ventures 1,286 1,390 Total Equity 1,990,186 1,571,460 TOTAL LIABILITIES AND EQUITY 3,962,323$ 3,215,336

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,	
		2022	2021	2022	2021
REVENUES					
Income from real estate operations	$	125,570	104,584	357,020	302,063
Other revenue		88	13	165	40
		125,658	104,597	357,185	302,103
EXPENSES					
Expenses from real estate operations		35,033	29,644	98,643	85,521
Depreciation and amortization		39,277	32,263	113,079	93,925
General and administrative		3,967	3,559	12,503	12,081
Indirect leasing costs		119	133	410	597
		78,396	65,599	224,635	192,124
OTHER INCOME (EXPENSE)					
Interest expense		(9,771)	(8,416)	(26,851)	(24,873)
Gain on sales of real estate investments		-	-	40,999	-
Other		326	210	888	621
NET INCOME		37,817	30,792	147,586	85,727
Net income attributable to noncontrolling interest in joint ventures		(25)	(21)	(75)	(59)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS		37,792	30,771	147,511	85,668
Other comprehensive income - interest rate swaps		17,157	1,325	39,826	8,276
TOTAL COMPREHENSIVE INCOME	$	54,949	32,096	187,337	93,944
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS					
Net income attributable to common stockholders	$	0.87	0.76	3.49	2.14
Weighted average shares outstanding		43,467	40,434	42,308	40,058
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS					
Net income attributable to common stockholders	$	0.87	0.76	3.48	2.13
Weighted average shares outstanding		43,581	40,567	42,419	40,165

Page 4 of 24

Page 5 of 24 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2022 2021 2022 2021 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 37,792$ 30,771 147,511 85,668 Depreciation and amortization 39,277 32,263 113,079 93,925 Company's share of depreciation from unconsolidated investment 31 34 93 102 Depreciation and amortization from noncontrolling interest (5) - (14) - Gain on sales of real estate investments - - (40,999) - FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS 77,095$ 63,068 219,670 179,695 NET INCOME 37,817$ 30,792 147,586 85,727 Interest expense (1) 9,771 8,416 26,851 24,873 Depreciation and amortization 39,277 32,263 113,079 93,925 Company's share of depreciation from unconsolidated investment 31 34 93 102 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 86,896 71,505 287,609 204,627 Gain on sales of real estate investments - - (40,999) - EBITDA FOR REAL ESTATE ("EBITDAre") 86,896$ 71,505 246,610 204,627 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 0.87$ 0.76 3.48 2.13 FFO attributable to common stockholders 1.77$ 1.55 5.18 4.47 Weighted average shares outstanding for EPS and FFO purposes 43,581 40,567 42,419 40,165 September 30, (1) Net of capitalized interest of $3,572 and $2,292 for the three months ended September 30, 2022 and 2021, respectively; and $8,515 and $6,686 for the nine months ended September 30, 2022 and 2021, respectively. Three Months Ended September 30, Nine Months Ended

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2022 2021 2022 2021 NET INCOME 37,817$ 30,792 147,586 85,727 Gain on sales of real estate investments - - (40,999) - Interest income (36) (2) (42) (6) Other revenue (88) (13) (165) (40) Indirect leasing costs 119 133 410 597 Depreciation and amortization 39,277 32,263 113,079 93,925 Company's share of depreciation from unconsolidated investment 31 34 93 102 Interest expense (1) 9,771 8,416 26,851 24,873 General and administrative expense (2) 3,967 3,559 12,503 12,081 Noncontrolling interest in PNOI of consolidated joint ventures (31) (15) (84) (46) PROPERTY NET OPERATING INCOME ("PNOI") 90,827 75,167 259,232 217,213 PNOI from 2021 and 2022 acquisitions (5,888) (702) (11,434) (738) PNOI from 2021 and 2022 development and value-add properties (9,906) (2,767) (25,023) (6,107) PNOI from 2021 and 2022 operating property dispositions - (867) (237) (2,585) Other PNOI 108 (39) 221 (166) SAME PNOI (Straight-Line Basis) 75,141 70,792 222,759 207,617 Net lease termination fee income from same properties (24) (353) (1,115) (947) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 75,117 70,439 221,644 206,670 Straight-line rent adjustments for same properties (519) (1,824) (1,564) (4,413) Acquired leases — market rent adjustment amortization for same properties (103) (103) (331) (541) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) 74,495$ 68,512 219,749 201,716 Nine Months Ended September 30, September 30, (1) Net of capitalized interest of $3,572 and $2,292 for the three months ended September 30, 2022 and 2021, respectively; and $8,515 and $6,686 for the nine months ended September 30, 2022 and 2021, respectively. (2) Net of capitalized development costs of $2,388 and $2,031 for the three months ended September 30, 2022 and 2021, respectively; and $7,474 and $5,311 for the nine months ended September 30, 2022 and 2021, respectively. Three Months Ended

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2022 2021 OPERATING ACTIVITIES Net income 147,586$ 85,727 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 113,079 93,925 Stock-based compensation expense 6,530 5,840 Gain on sales of real estate investments (40,999) - Changes in operating assets and liabilities: Accrued income and other assets (2,743) (2,688) Accounts payable, accrued expenses and prepaid rent 52,496 57,099 Other 602 1,263 NET CASH PROVIDED BY OPERATING ACTIVITIES 276,551 241,166 INVESTING ACTIVITIES Development and value-add properties (395,313) (189,955) Purchases of real estate (2,049) (104,006) Real estate improvements (31,043) (26,749) Net proceeds from sales of real estate investments 51,006 - Leasing commissions (26,968) (22,791) Changes in accrued development costs 22,141 22,130 Changes in other assets and other liabilities (3,328) 856 NET CASH USED IN INVESTING ACTIVITIES (385,554) (320,515) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 695,726 316,893 Repayments on unsecured bank credit facilities (749,053) (380,877) Proceeds from unsecured debt 375,000 175,000 Repayments on unsecured debt (75,000) (40,000) Repayments on secured debt (60,070) (43,591) Debt issuance costs (1,617) (2,647) Distributions paid to stockholders (not including dividends accrued) (139,597) (95,240) Proceeds from common stock offerings 75,379 154,609 Common stock offering related costs (190) (238) Other (11,120) (4,334) NET CASH PROVIDED BY FINANCING ACTIVITIES 109,458 79,575 INCREASE IN CASH AND CASH EQUIVALENTS 455 226 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 4,393 21 CASH AND CASH EQUIVALENTS AT END OF PERIOD 4,848$ 247 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $8,515 and $6,686 for 2022 and 2021, respectively 21,550$ 21,599 Cash paid for operating lease liabilities 1,445 1,133 Common stock issued in the purchase of real estate 303,682 - Debt assumed in the purchase of real estate 60,000 - NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets 398$ 13,056 Nine Months Ended September 30,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2022	2021	% Change	Nine Months Ended September 30, 2022	2021	% Change
Same Property Portfolio [1]						
Square feet as of period end	43,349	43,349		43,349	43,349	
Average occupancy	98.3%	97.8%	0.5%	98.1%	97.3%	0.8%
Occupancy as of period end	98.5%	98.2%	0.3%	98.5%	98.2%	0.3%
Same Property Portfolio Analysis (Cash Basis) [1]						
Income from real estate operations	$ 103,445	96,679	7.0%	$ 306,405	284,273	7.8%
Less cash received for lease terminations	(24)	(396)		(1,115)	(1,087)	
Income excluding lease termination income	103,421	96,283	7.4%	305,290	283,186	7.8%
Expenses from real estate operations	(28,926)	(27,771)	4.2%	(85,541)	(81,470)	5.0%
PNOI excluding income from lease terminations	$ 74,495	68,512	8.7%	$ 219,749	201,716	8.9%
Same Property Portfolio Analysis (Straight-Line Basis) [1]						
Income from real estate operations	$ 104,067	98,563	5.6%	$ 308,300	289,087	6.6%
Less cash received for lease terminations	(24)	(396)		(1,115)	(1,087)	
Add straight-line rent write-offs for lease terminations	-	43		-	140	
Income excluding lease termination income	104,043	98,210	5.9%	307,185	288,140	6.6%
Expenses from real estate operations	(28,926)	(27,771)	4.2%	(85,541)	(81,470)	5.0%
PNOI excluding income from lease terminations	$ 75,117	70,439	6.6%	$ 221,644	206,670	7.2%

[1] Includes properties which were included in the operating portfolio for the entire period of 1/1/21 through 9/30/22.

Page 8 of 24

Page 9 of 24 Additional Financial Information (In thousands) (Unaudited) 2022 2021 2022 2021 Straight-line rent income adjustment 2,764$ 2,542 6,654 6,511 Recoveries (reserves) of uncollectible straight-line rent (188) 183 (153) 445 Net straight-line rent adjustment 2,576 2,725 6,501 6,956 Cash received for lease terminations 24 396 2,397 1,087 Less straight-line rent write-offs - (43) - (140) Net lease termination fee income 24 353 2,397 947 Recoveries (reserves) of uncollectible cash rent (10) 73 25 (99) Stock-based compensation expense (2,210) (1,829) (6,530) (5,840) Debt issuance costs amortization (342) (320) (978) (962) Indirect leasing costs (119) (133) (410) (597) Acquired leases - market rent adjustment amortization 605 230 1,957 704 2022 2021 2022 2021 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 43,467 40,434 42,308 40,058 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 43,467 40,434 42,308 40,058 Potential common shares: Unvested restricted stock 114 133 111 107 DILUTED SHARES FOR EPS AND FFO 43,581 40,567 42,419 40,165 (Items below represent increases or (decreases) in FFO) September 30, Three Months Ended Three Months Ended September 30, Nine Months Ended September 30, Nine Months Ended September 30, SELECTED INCOME STATEMENT INFORMATION

EASTGROUP PROPERTIES

Financial Statistics

($ in thousands, except per share data)
(Unaudited)

	Quarter Ended 9/30/2022	Years Ended 2021	2020	2019	2018
ASSETS/MARKET CAPITALIZATION					
Assets	$ 3,962,509	3,215,336	2,720,803	2,546,078	2,131,705
Equity Market Capitalization	6,289,464	9,403,107	5,477,783	5,164,306	3,348,269
Total Market Capitalization (Debt and Equity) [1]	7,992,418	10,859,473	6,791,879	6,350,438	4,458,037
Shares Outstanding - Common	43,573,951	41,268,846	39,676,828	38,925,953	36,501,356
Price per share	$ 144.34	227.85	138.06	132.67	91.73
FFO CHANGE					
FFO per diluted share [2]	$ 1.77	6.09	5.38	4.98	4.66
Change compared to same period prior year	14.2%	13.2%	8.0%	6.9%	9.6%
COMMON DIVIDEND PAYOUT RATIO					
Dividend distribution	$ 1.25	3.58	3.08	2.94	2.72
FFO per diluted share [2]	1.77	6.09	5.38	4.98	4.66
Dividend payout ratio	71%	59%	57%	59%	58%
COMMON DIVIDEND YIELD					
Dividend distribution	$ 1.25	3.58	3.08	2.94	2.72
Price per share	144.34	227.85	138.06	132.67	91.73
Dividend yield	3.46%	1.57%	2.23%	2.22%	2.97%
FFO MULTIPLE					
FFO per diluted share [2]	$ 1.77	6.09	5.38	4.98	4.66
Price per share	144.34	227.85	138.06	132.67	91.73
Multiple	20.39	37.41	25.66	26.64	19.68
INTEREST & FIXED CHARGE COVERAGE RATIO					
EBITDAre	$ 86,896	278,959	245,669	221,517	200,788
Interest expense	9,771	32,945	33,927	34,463	35,106
Interest and fixed charge coverage ratio	8.89	8.47	7.24	6.43	5.72
DEBT-TO-EBITDAre RATIO [3]					
Debt	$ 1,697,728	1,451,778	1,310,895	1,182,602	1,105,787
EBITDAre	86,896	278,959	245,669	221,517	200,788
Debt-To-EBITDAre ratio [3]	4.88	5.20	5.34	5.34	5.51
Adjusted debt-to-pro forma EBITDAre ratio [3]	3.72	3.83	4.43	3.92	4.73
DEBT-TO-TOTAL MARKET CAPITALIZATION [1]	21.3%	13.4%	19.3%	18.7%	24.9%

ISSUER RATINGS [4]	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

[1] Before deducting unamortized debt issuance costs.

[2] In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore, adjusted the prior years' results to conform to the updated definition of FFO.

[3] Quarterly calculation: Debt/(EBITDAre for the quarter x 4). Yearly calculation: Debt/(EBITDAre for the 12-month period).

[4] A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Costs Incurred 3rd Qtr 2022	Costs Incurred Cumulative at 9/30/22	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 10/24/22	
Lease-up								
Mesa Gateway [2]	Phoenix, AZ	147,000	$ 152	18,636	22,600	11/22	100%	
Tri-County Crossing 5	San Antonio, TX	106,000	1,749	10,077	11,600	11/22	100%	
45 Crossing	Austin, TX	177,000	1,502	25,225	26,900	12/22	100%	
Basswood 1 & 2	Fort Worth, TX	237,000	2,782	22,188	25,100	01/23	100%	
Cypress Preserve 1 & 2 [2]	Houston, TX	516,000	110	54,021	57,800	03/23	50%	
Zephyr [2]	San Francisco, CA	82,000	65	28,863	29,800	04/23	42%	
Access Point 3 [2]	Greenville, SC	299,000	22,472	22,472	24,400	07/23	50%	
Grand West Crossing 1	Houston, TX	121,000	303	13,012	15,700	07/23	0%	
Tri-County Crossing 6	San Antonio, TX	124,000	1,064	9,704	10,600	08/23	72%	
Grand Oaks 75 4	Tampa, FL	185,000	1,152	15,915	17,900	09/23	0%	
McKinney 3 & 4	Dallas, TX	212,000	2,028	21,241	26,800	09/23	91%	
Total Lease-up		2,206,000	33,379	241,354	269,200		63%	Wgt Avg %
Lease-Up: Projected Stabilized Yield [3]		**6.1%**						
Under Construction								
World Houston 47	Houston, TX	139,000	3,594	16,072	19,100	12/22	100%	
Horizon West 4	Orlando, FL	295,000	4,078	22,499	28,700	01/23	100%	
SunCoast 11	Fort Myers, FL	79,000	1,169	7,154	9,900	01/23	100%	
SunCoast 12	Fort Myers, FL	79,000	802	7,940	9,300	01/23	100%	
LakePort 4 & 5	Dallas, TX	177,000	1,786	17,311	24,000	11/23	83%	
Arlington Tech 3	Fort Worth, TX	77,000	1,589	7,035	10,300	12/23	0%	
Hillside 1	Greenville, SC	122,000	4,678	6,562	11,600	12/23	0%	
I-20 West Business Center	Atlanta, GA	155,000	2,090	12,061	15,500	12/23	36%	
Gateway 2	Miami, FL	133,000	3,946	13,223	23,700	02/24	36%	
Horizon West 1	Orlando, FL	97,000	2,267	6,449	13,200	03/24	0%	
Steele Creek 11 & 12	Charlotte, NC	241,000	5,366	9,578	24,900	04/24	26%	
Springwood 1 & 2	Houston, TX	292,000	10,044	17,691	33,300	05/24	0%	
Stonefield 35 1-3	Austin, TX	274,000	12,766	12,766	35,300	06/24	19%	
SunCoast 10	Fort Myers, FL	100,000	2,084	2,084	13,600	06/24	0%	
McKinney 1 & 2	Dallas, TX	172,000	4,501	4,501	27,300	08/24	0%	
Cass White 1 & 2	Atlanta, GA	296,000	4,737	4,737	31,900	10/24	0%	
Total Under Construction		2,728,000	65,497	167,663	331,600		35%	Wgt Avg %
Under Construction: Projected Stabilized Yield [3]		**6.7%**					48%	Wgt Avg %
Development: Projected Stabilized Yield [3]		**6.8%**						
Value-Add: Projected Stabilized Yield [3]		**5.3%**						

Prospective Development	Acres	Projected SF	Costs Incurred 3rd Qtr 2022	Costs Incurred Cumulative at 9/30/22
Phoenix, AZ	50	655,000	120	15,170
Sacramento, CA	7	93,000	47	3,098
San Francisco, CA	4	65,000	-	3,561
Fort Myers, FL [4]	28	364,000	(1,275)	6,965
Miami, FL	36	510,000	435	23,933
Orlando, FL	75	886,000	209	17,210
Tampa, FL	2	32,000	-	825
Atlanta, GA [4]	82	751,000	(1,629)	8,309
Jackson, MS	3	28,000	-	706
Charlotte, NC	158	1,146,000	424	13,566
Greenville, SC	71	476,000	2,392	5,098
Austin, TX	44	550,000	5,170	15,449
Dallas, TX [4]	12	-	(4,119)	4,594
Fort Worth, TX	44	575,000	287	14,806
Houston, TX	108	1,536,000	714	30,253
San Antonio, TX	24	277,000	5,273	6,015
Total Prospective Development	748	7,944,000	8,048	169,558
Total Development and Value-Add Properties	748	12,878,000	$ 106,924	578,575

(1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion.
Value-add properties will transfer at the earlier of 90% occupancy or one year after acquisition.

(2) Represents value-add acquisitions.

(3) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total co

(4) Negative amounts represent land inventory costs transferred to *Under Construction*.

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

			Costs Incurred			
		Square Feet (SF)	3rd Qtr 2022	Cumulative at 9/30/22	Conversion Date	% Leased 10/24/22
1st Quarter						
Access Point 1 [1]	Greenville, SC	156,000	$ 101	13,018	01/22	100%
Speed Distribution Center	San Diego, CA	519,000	(33)	72,427	03/22	100%
		675,000	68	85,445		
2nd Quarter						
Access Point 2 [1]	Greenville, SC	159,000	24	12,329	05/22	100%
Grand Oaks 75 3	Tampa, FL	136,000	125	11,641	06/22	100%
Siempre Viva 3-6 [1]	San Diego, CA	547,000	380	133,795	06/22	100%
		842,000	529	157,765		
3rd Quarter						
Steele Creek 8	Charlotte, NC	72,000	708	8,463	07/22	100%
CreekView 9 & 10	Dallas, TX	145,000	571	15,975	08/22	100%
Gateway 3	Miami, FL	133,000	533	18,558	08/22	100%
Ridgeview 3	San Antonio, TX	88,000	324	9,430	08/22	100%
Americas Ten 2	El Paso, TX	169,000	691	14,406	09/22	100%
Horizon West 2 & 3	Orlando, FL	210,000	94	18,801	09/22	76%
		817,000	2,921	85,633		
Total Transferred to Real Estate Properties		2,334,000	$ 3,518	328,843		
Projected Stabilized Yield [2]		**6.6%**				98% Wgt Avg %

(1) Represents value-add acquisitions.

(2) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through September 30, 2022
($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size	Purchase Price [1]	
1st Quarter					
02/14/22	Gateway Interchange Land	Phoenix, AZ	50.2 Acres	$ 13,588	
03/28/22	Cypress Preserve 1 & 2	Houston, TX	516,000 SF	54,462	[2]
2nd Quarter					
Various [3]	Cypress Preserve Land	Houston, TX	45.7 Acres	14,724	
04/08/22	Zephyr Distribution Center	San Francisco, CA	82,000 SF	29,017	[2]
04/15/22	Mesa Gateway Commerce Center	Phoenix, AZ	147,000 SF	18,315	[2]
04/29/22	Homestead Commerce Park Land	Miami, FL	28.1 Acres	15,790	
06/01/22	Cebrian Distribution Center and Reed Distribution Center	Sacramento, CA	329,000 SF	49,726	[4]
06/01/22	6th Street Business Center, Benicia Distribution Center 1-5, Ettie Business Center, Laura Alice Business Center, Preston Distribution Center, Sinclair Distribution Center, Transit Distribution Center and Whipple Business Center	San Francisco, CA	1,377,000 SF	309,404	[4]
06/01/22	Reed Land	Sacramento, CA	6.6 Acres	3,040	[4]
06/01/22	Hercules Land	San Francisco, CA	3.9 Acres	3,561	[4]
06/30/22	Braselton 1 & 2 Land	Atlanta, GA	43.0 Acres	4,048	
3rd Quarter					
07/12/22	Access Point 3	Greenville, SC	299,000 SF	21,127	[2]
07/20/22	Eisenhauer Point 10-12 Land	San Antonio, TX	17.8 Acres	4,894	
07/22/22	Hillside 4 Land	Greenville, SC	33.2 Acres	1,280	
08/04/22	Braselton 3 Land	Atlanta, GA	13.1 Acres	1,425	
08/24/22	Heritage Grove Land	Austin, TX	44.4 Acres	15,295	
Total Acquisitions			2,750,000 SF 286.0 Acres	$ 559,696	

DISPOSITIONS

Date	Property Name	Location	Size	Gross Sales Price	Realized Gain	
1st Quarter						
01/06/22	Metro Business Park	Phoenix, AZ	189,000 SF	$ 33,510	26,971	[5]
03/31/22	Cypress Creek Business Park	Fort Lauderdale, FL	56,000 SF	5,600	3,381	[5]
2nd Quarter						
05/11/22	World Houston 15 East	Houston, TX	42,000 SF	13,300	10,647	[5]
3rd Quarter						
None						
Total Dispositions			287,000 SF	$ 52,410	40,999	

[1] Represents acquisition price plus closing costs.

[2] Value-add property acquisition; included in *Development and value-add properties* on the Consolidated Balance Sheets.

[3] The Cypress Preserve Land was acquired in three separate transactions on various dates in second quarter 2022.

[4] The Company acquired these properties in connection with its acquisition of Tulloch Corporation on June 1, 2022.

[5] Included in *Gain on sales of real estate investments* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Page 13 of 24

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs

(In thousands)
(Unaudited)

REAL ESTATE IMPROVEMENTS		Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Upgrade on acquisitions	$	126	214	458	368
Tenant improvements:					
New tenants		3,437	3,349	9,775	8,516
Renewal tenants		606	609	2,477	2,793
Other:					
Building improvements		2,509	1,521	7,926	4,925
Roofs		2,733	1,682	5,665	7,744
Parking lots		373	439	1,598	870
Other		658	160	1,398	853
TOTAL REAL ESTATE IMPROVEMENTS (1)	$	10,442	7,974	29,297	26,069

CAPITALIZED LEASING COSTS (Principally Commissions)		Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Development and value-add	$	3,654	1,369	10,422	8,928
New tenants		2,414	2,073	8,554	9,228
Renewal tenants		2,881	2,956	9,779	6,496
TOTAL CAPITALIZED LEASING COSTS (2)(3)	$	8,949	6,398	28,755	24,652

(1) Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

		Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Total Real Estate Improvements	$	29,297	26,069
Change in real estate property payables		(1)	535
Change in construction in progress		1,747	145
Real Estate Improvements on the Consolidated Statements of Cash Flows	$	31,043	26,749

(2) Included in *Other Assets* on the Consolidated Balance Sheets.

(3) Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

		Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Total Capitalized Leasing Costs	$	28,755	24,652
Change in leasing commissions payables		(1,787)	(1,861)
Leasing Commissions on the Consolidated Statements of Cash Flows	$	26,968	22,791

Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended September 30, 2022	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	28	604	6.2	44.2%	29.8%	$ 9.20	$ 4.22	$ 13.42
Renewal Leases	46	1,732	4.8	37.2%	21.3%	0.75	1.60	2.35
Total/Weighted Average	**74**	**2,336**	**5.2**	**39.4%**	**23.8%**	**$ 2.94**	**$ 2.27**	**$ 5.21**
					Per Year	**$ 0.57**	**$ 0.44**	**$ 1.01**
Weighted Average Retention [3]	**78.9%**							

Nine Months Ended September 30, 2022	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	110	2,394	5.6	38.3%	26.1%	$ 5.16	$ 3.59	$ 8.75
Renewal Leases	178	4,910	4.7	35.4%	20.3%	0.74	1.87	2.61
Total/Weighted Average	**288**	**7,304**	**5.0**	**36.4%**	**22.3%**	**$ 2.19**	**$ 2.43**	**$ 4.62**
					Per Year	**$ 0.44**	**$ 0.48**	**$ 0.92**
Weighted Average Retention [3]	**73.2%**							

	09/30/22	06/30/22	03/31/22	12/31/21	09/30/21
Percentage Leased	99.0%	99.1%	98.8%	98.7%	98.8%
Percentage Occupied	98.5%	98.5%	97.9%	97.4%	97.6%

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(2) Does not include leases with terms less than 12 months and leases for first generation space.
(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
September 30, 2022
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2022 [2]	Lease Expirations in Square Feet 2023	Same Property PNOI Change (excluding income from lease terminations) QTR Straight-Line Basis	Same Property PNOI Change QTR Cash Basis [4]	Same Property PNOI Change YTD Straight-Line Basis	Same Property PNOI Change YTD Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	Rental Change QTR Cash Basis [4]	Rental Change YTD Straight-Line Basis	Rental Change YTD Cash Basis [4]
Florida														
Tampa	4,348,000	7.6%	97.8%	97.8%	121,000	495,000	4.7%	4.4%	3.7%	3.7%	38.6%	28.7%	50.8%	31.8%
Orlando	3,895,000	7.0%	98.7%	97.4%	12,000	527,000	0.2%	-3.1%	3.0%	3.2%	51.3%	32.3%	38.7%	21.8%
Jacksonville	2,273,000	3.5%	100.0%	100.0%	347,000	256,000	11.6%	12.2%	7.5%	7.1%	45.9%	29.9%	40.2%	24.9%
Miami/Fort Lauderdale	1,733,000	3.9%	100.0%	100.0%	33,000	218,000	-0.5%	8.7%	4.5%	9.0%	15.9%	3.0%	47.1%	32.4%
Fort Myers	626,000	1.5%	100.0%	100.0%	54,000	105,000	0.4%	1.8%	-0.2%	1.5%	N/A	N/A	18.4%	7.7%
	12,875,000	**23.5%**	**98.9%**	**98.5%**	**567,000**	**1,601,000**	**3.3%**	**3.5%**	**3.9%**	**4.6%**	**47.1%**	**30.5%**	**42.5%**	**25.4%**
Texas														
Houston	6,092,000	10.8%	95.5%	95.1%	35,000	788,000	3.7%	8.4%	1.5%	2.6%	17.5%	3.9%	21.9%	6.4%
Dallas	4,862,000	9.1%	100.0%	100.0%	85,000	609,000	6.2%	8.8%	5.6%	9.5%	34.7%	27.9%	29.5%	36.5%
San Antonio	4,181,000	8.2%	100.0%	97.4%	158,000	609,000	8.7%	8.6%	5.9%	5.9%	37.4%	26.2%	24.6%	14.2%
Austin	1,146,000	2.8%	97.4%	94.0%	20,000	89,000	1.3%	2.4%	1.0%	2.4%	150.2%	94.2%	53.2%	33.6%
El Paso	1,126,000	1.7%	100.0%	100.0%	50,000	144,000	5.7%	7.1%	4.8%	6.0%	N/A	N/A	56.7%	39.6%
Fort Worth	794,000	1.5%	100.0%	100.0%	-	129,000	12.0%	20.1%	21.6%	33.6%	41.2%	24.6%	51.3%	29.0%
	18,201,000	**34.1%**	**98.3%**	**97.4%**	**348,000**	**2,368,000**	**5.8%**	**8.5%**	**4.5%**	**6.4%**	**32.1%**	**16.7%**	**29.4%**	**18.4%**
California														
Los Angeles [5]	2,484,000	7.4%	98.6%	98.6%	-	149,000	14.7%	14.9%	20.0%	24.0%	N/A	N/A	31.3%	18.7%
San Francisco	2,421,000	6.7%	100.0%	100.0%	152,000	156,000	12.3%	7.1%	17.8%	16.5%	45.0%	41.2%	93.0%	63.2%
San Diego [5]	1,933,000	5.4%	100.0%	99.8%	-	123,000	11.9%	67.4%	32.1%	58.4%	N/A	N/A	27.3%	21.6%
Fresno	398,000	0.5%	98.5%	96.4%	92,000	44,000	17.2%	17.7%	16.7%	16.2%	21.3%	11.6%	21.0%	12.9%
Sacramento	329,000	0.7%	100.0%	100.0%	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	7,565,000	**20.7%**	**99.5%**	**99.3%**	**244,000**	**472,000**	**13.6%**	**20.9%**	**21.7%**	**27.4%**	**28.6%**	**20.5%**	**51.8%**	**35.1%**
Arizona														
Phoenix	2,852,000	5.7%	100.0%	100.0%	30,000	391,000	4.4%	12.4%	6.9%	9.5%	55.5%	40.7%	31.4%	19.0%
Tucson	848,000	1.5%	100.0%	100.0%	-	49,000	0.9%	4.2%	2.5%	9.8%	48.0%	31.5%	45.9%	30.2%
	3,700,000	**7.2%**	**100.0%**	**100.0%**	**30,000**	**440,000**	**3.5%**	**10.3%**	**5.8%**	**9.6%**	**49.3%**	**33.1%**	**35.5%**	**22.2%**
Other Core														
Charlotte	3,642,000	5.9%	100.0%	100.0%	57,000	448,000	9.1%	2.0%	5.4%	1.3%	41.2%	21.6%	32.4%	15.0%
Atlanta	1,312,000	2.2%	100.0%	100.0%	13,000	30,000	1.5%	9.7%	4.0%	13.8%	N/A	N/A	31.4%	25.4%
Denver	886,000	2.0%	100.0%	100.0%	14,000	40,000	10.8%	8.8%	8.1%	8.0%	17.9%	11.3%	19.9%	10.9%
Las Vegas	754,000	1.9%	100.0%	100.0%	12,000	182,000	14.8%	13.4%	17.9%	19.8%	N/A	N/A	66.3%	45.6%
	6,594,000	**12.0%**	**100.0%**	**100.0%**	**96,000**	**700,000**	**9.1%**	**6.1%**	**7.6%**	**7.1%**	**33.7%**	**18.5%**	**34.3%**	**19.1%**
Total Core Markets	**48,935,000**	**97.5%**	**99.0%**	**98.5%**	**1,285,000**	**5,581,000**	**6.6%**	**8.7%**	**7.4%**	**9.1%**	**39.6%**	**24.0%**	**36.7%**	**22.5%**
Total Other Markets	**1,763,000**	**2.5%**	**99.0%**	**99.0%**	**11,000**	**179,000**	**9.7%**	**11.6%**	**2.5%**	**4.3%**	**22.5%**	**12.7%**	**23.8%**	**13.2%**
Total Operating Properties	**50,698,000**	**100.0%**	**99.0%**	**98.5%**	**1,296,000**	**5,760,000**	**6.6%**	**8.7%**	**7.2%**	**8.9%**	**39.4%**	**23.8%**	**36.4%**	**22.3%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through September 30, 2022

($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF		Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	506,000	1.0%	$	-	0.0%
2022 - remainder of year [1]	1,296,000	2.6%		8,278	2.3%
2023	5,760,000	11.4%		40,719	11.3%
2024	7,776,000	15.3%		54,245	15.1%
2025	7,594,000	15.0%		55,975	15.6%
2026	8,897,000	17.5%		67,704	18.8%
2027	7,936,000	15.7%		59,563	16.6%
2028	3,206,000	6.3%		21,324	5.9%
2029	2,659,000	5.2%		17,266	4.8%
2030	1,234,000	2.4%		8,367	2.3%
2031 and beyond	3,834,000	7.6%		26,216	7.3%
TOTAL	50,698,000	100.0%	$	359,657	100.0%

[1] Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of September 30, 2022
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent (1)
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					1.5%	2.2%
2	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.6%	0.9%
3	**Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.5%	0.9%
4	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		2	Orlando, FL	91,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	28,000		
					0.7%	0.8%
5	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.7%	0.8%
6	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
		1	Jackson, MS	6,000		
					0.6%	0.8%
7	**Novolex Holdings, LLC**	1	Los Angeles, CA	286,000	0.6%	0.7%
8	**Essendant Co.**	1	Orlando, FL	404,000	0.8%	0.6%
9	**Kuehne & Nagel, Inc.**	2	Houston, TX	172,000		
		1	Charlotte, NC	71,000		
		1	San Diego, CA	42,000		
					0.6%	0.6%
10	**Lowes Home Centers LLC**	1	Miami, FL	97,000		
		1	Tampa, FL	75,000		
		1	Orlando, FL	70,000		
		1	Pheonix, AZ	59,000		
					0.6%	0.6%
		30		3,651,000	7.2%	8.9%

(1) Calculation: Customer Annualized Base Rent as of 9/30/22 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
September 30, 2022
($ in thousands, except per share data)
(Unaudited)

		Remainder of 2022	2023	2024	2025	2026	2027 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate) [1]	$	-	115,000	170,000	145,000	140,000	975,000	1,545,000	5.6
Weighted average interest rate		-	*2.96%*	*3.65%*	*3.12%*	*2.57%*	*3.09%*	*3.09%*	
Secured debt (fixed rate)		30	119	122	128	1,672	-	2,071	3.6
Weighted average interest rate		*3.85%*	*3.85%*	*3.85%*	*3.85%*	*3.85%*	-	*3.85%*	
Total unsecured debt and secured debt	**$**	**30**	**115,119**	**170,122**	**145,128**	**141,672**	**975,000**	**1,547,071**	5.6
Weighted average interest rate		*3.85%*	*2.96%*	*3.65%*	*3.12%*	*2.58%*	*3.09%*	*3.10%*	

Unsecured debt and secured debt (fixed rate)	$	1,547,071
Unsecured bank credit facilities (variable rate)		
$50MM Line - 3.918% - matures 7/30/2025		35,883
$425MM Line - 3.752% - matures 7/30/2025		120,000
Total carrying amount of debt	**$**	**1,702,954**
Total unamortized debt issuance costs		(5,226)
Total debt, net of unamortized debt issuance costs	**$**	**1,697,728**
Equity market capitalization		
Shares outstanding - common		43,573,951
Price per share at quarter end	$	144.34
Total equity market capitalization	**$**	**6,289,464**
Total market capitalization (debt and equity) [2]	**$**	**7,992,418**
Total debt / total market capitalization [2]		**21.3%**

[1] These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps.
[2] Before deducting unamortized debt issuance costs.

Page 19 of 24

Page 20 of 24 Continuous Common Equity Program Through September 30, 2022 ($ in thousands, except per share data) (Unaudited) Shares Issued and Sold (1) Average Sales Price (Per Share) Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 385,538 194.53$ 75,000$ (821)$ 74,179$ 2nd Quarter - - - - - 3rd Quarter 6,368 179.18 1,141 (131) 1,010 TOTAL 2022 391,906 194.28$ 76,141$ (952)$ 75,189$ (1) As of October 25, 2022, the Company had common shares with an aggregate gross sales price of $305.7 million authorized and remaining for issuance under its continuous common equity program.

Page 21 of 24 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended Years Ended December 31, (2) September 30, 2022 (1) 2021 2020 2019 2018 EBITDAre 86,896$ 278,959$ 245,669 221,517 200,788 Debt 1,697,728 1,451,778 1,310,895 1,182,602 1,105,787 DEBT-TO-EBITDAre RATIO 4.88 5.20 5.34 5.34 5.51 EBITDAre 86,896$ 278,959$ 245,669 221,517 200,788 Adjust for acquisitions as if owned for entire period - 4,213 1,906 5,590 1,909 Adjust for development and value-add properties in lease-up or under construction (252) (700) (1,327) (2,072) (304) Adjust for properties sold during the period - (1,517) (1,081) (3,812) (474) Pro Forma EBITDAre 86,644$ 280,955$ 245,167 221,223 201,919 Debt 1,697,728$ 1,451,778$ 1,310,895 1,182,602 1,105,787 Subtract development and value-add properties in lease-up or under construction (409,017) (376,611) (225,964) (315,794) (149,860) Adjusted Debt 1,288,711$ 1,075,167$ 1,084,931 866,808 955,927 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 3.72 3.83 4.43 3.92 4.73 (1) Quarterly calculations use EBITDAre for the quarter x 4. (2) Yearly calculations use EBITDAre for the 12-month period.

EASTGROUP PROPERTIES
Outlook for 2022
(Unaudited)

		Low Range		High Range	
		Q4 2022	Y/E 2022	Q4 2022	Y/E 2022
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	34,039	181,550	35,747	183,258
Depreciation and amortization		41,207	154,365	41,207	154,365
Gain on sales of real estate investments		-	(40,999)	-	(40,999)
Funds from operations attributable to common stockholders	$	75,246	294,916	76,954	296,624
Diluted shares		43,586	42,710	43,586	42,710
Per share data (diluted):					
Net income attributable to common stockholders	$	0.78	4.25	0.82	4.29
Funds from operations attributable to common stockholders		1.73	6.91	1.77	6.95

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2022	July Earnings Release Guidance for Year 2022	Actual for Year 2021
FFO per share	\$6.91 - \$6.95	\$6.84 - \$6.96	\$6.09
FFO per share increase over prior year	13.8%	13.3%	13.2%
Same PNOI growth: cash basis [(1)]	8.3% - 9.3%[(2)]	8.0% - 9.0%[(2)]	5.7%
Average month-end occupancy - operating portfolio	97.5% - 98.5%	97.3% - 98.3%	97.1%
Lease termination fee income	\$2.5 million	\$2.5 million	\$1.4 million
Recoveries (reserves) of uncollectible rent	(\$500,000)	(\$675,000)	\$475,000
Development starts:			
Square feet	3.1 million	3.2 million	2.8 million
Projected total investment	\$375 million	\$350 million	\$341 million
Value-add property acquisitions (Projected total investment)	\$125 million	\$125 million	\$178 million
Operating property acquisitions	\$380 million	\$360 million	\$108 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	\$70 million	\$70 million	\$45 million
Unsecured debt closing in period	\$525 million at 3.82% weighted average interest rate	\$525 million at 3.82% weighted average interest rate	\$175 million at 2.40% weighted average interest rate
Common stock issuances	\$75 million	\$75 million	\$274 million
General and administrative expense	\$17.0 million	\$16.9 million	\$15.7 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/21 and are projected to be in the operating portfolio through 12/31/22; includes 43,273,000 square feet.

Page 22 of 24

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease- up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month- to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2021 through September 30, 2022. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.